DoubleVision Acquisition	9 Months Ended
Jun. 30, 2015
DoubleVision Acquisition [Abstract]
DoubleVision Acquisition
17.	DoubleVision Acquisition

On July 24, 2014, the Company acquired all of the outstanding capital stock of DoubleVision, a provider of mobile media for clients looking to place advertisements in mobile devices based on real-time data.   With this acquisition, the Company integrated DoubleVision’s ability to provide real-time advertising in its mobile media market with our product offerings.  The contractual price for the acquisition was $3,680,000 which was paid by issuing 800,000 shares of the Company’s common stock to DoubleVision’s shareholders at an agreed-upon valuation of $4.10 per share, plus a cash payment of $400,000 to one of DoubleVision’s creditors.

In addition to the initial purchase price, the agreement called for $1,000,000 in contingent consideration based on the Company achieving $3,000,000 in media placement revenue in the twelve months ended July 31, 2014.  At March 31, 2015, the Company recorded the additional $1,000,000 purchase price payable in anticipation of achieving the revenue milestone and increased goodwill to $4,482,884 as of March 31, 2015. During the quarter ended June 30, 2015, the Company has issued 296,402 of its common stock at $3.60 per share for an aggregate amount of $1,067,044 in satisfaction of the purchase price payable and increased goodwill of $67,044.

As of June 30, 2015, the allocation of the purchase price to the assets acquired and liabilities assumed on the acquisition date was as follows:

Cash and cash equivalents	$10,102
Accounts receivable	43,574
Note receivable	10,000
Machinery and equipment	21,764
Software development costs	260,524
Security deposit	6,150
Goodwill	3,482,884
Accounts payable	(154,998)
Total purchase price	$3,680,000

The following table summarizes the fair value of identifiable intangible assets acquired:

Software development costs	$260,524
Total intangible assets acquired, excluding goodwill	$260,524

The excess of the fair value of the total consideration over the estimated fair value of the net assets was recorded as goodwill, which was primarily attributable to the synergies expected from combining the technologies, including complementary products that will enhance the Company’s overall product portfolio, and the value of the workforce that became our employees following the closing of the acquisition.  The goodwill recognized is not deductible for income tax purposes.

Pro forma Information

The following unaudited pro forma information presents the consolidated results of operation of the company as if the acquisition completed during the year ended September 30, 2014 had occurred at the beginning of the applicable annual reporting period, with pro forma adjustments to give effect to intercompany transactions to be eliminated, amortization of intangible assets, share-based compensation, and transaction costs directly associated with the acquisition:

Net revenue	$10,681,740
Net loss	(4,046,089)
Net loss per share	(0.30)
Net loss per share-diluted	(0.30)

These unaudited pro forma condensed consolidated financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition occurred on the first day of the earliest period presented, or of the future results of the consolidated entities.  The unaudited pro forma consolidated financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.